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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


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                                   March 27, 1997
                  Date of report (Date of earliest event reported)

                              American Re Corporation
               (Exact name of registrant as specified in its charter)

DELAWARE                                  1-11688             13-3672116
(State or Other jurisdiction      (Commission File Number) (I.R.S. Employer
of incorporation or organization)                          Identification No.)




                               555 College Road East
                            Princeton, New Jersey 08543
                                   (609) 243-4200
     (Address including zip code, and telephone number, including area code, of registrant's principal executive office)


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Item 4.  Changes in Registrant's Certifying Accountant.

Deloitte & Touche LLP was dismissed as principal independent accountant to American Re Corporation and its subsidiaries (the "Company"), effective March 27, 1997. Also effective that date, the Company engaged KPMG Peat Marwick LLP, the principal independent accountants for Munich Reinsurance Company ("Munich Re"), to replace Deloitte & Touche LLP as its principal independent accountants. The Company was acquired by Munich Re on November 25, 1996.

No report on the financial statements of the Company by Deloitte & Touche LLP contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles during either of the past two fiscal years or any subsequent period preceding the dismissal.

During American Re's two most recent fiscal years and the subsequent period preceding the dismissal of Deloitte & Touche LLP, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreements in connection with its reports on the Company.

The replacement of Deloitte & Touche LLP by KPMG Peat Marwick LLP as independent accountants to the Company is intended to allow the Company and Munich Re to benefit from efficiencies resulting from the use of KPMG Peat Marwick LLP as principal independent accountants to both the Company and Munich Re.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

         1.1 Consent letter from former accountant, Deloitte & Touche LLP to the Securities and Exchange Commission.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN RE CORPORATION
                                                 (Registrant)




                                       /s/ Robert K. Burgess
                                       -------------------------
                                            Robert K. Burgess
                             Executive Vice President, General Counsel and
                                                 Secretary






Dated:  March 27, 1997

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                              INDEX TO EXHIBITS


                                                 PAGE NUMBER
                                               IN SEQUENTIAL
EXHIBIT                 DESCRIPTION               NUMBERING
NUMBER                                             SYSTEM
----------------------------------------------------------------

1.1           Consent letter from former accountant,
              Deloitte & Touche LLP to the Securities
              and Exchange Commission.